SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT  REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 27, 1997


                SECURED INVESTMENT RESOURCES FUND L.P.
         (Exact name of registrant as specified in its charter)


	KANSAS                  0-14542            	48-0979566
(State or other jurisdiction	(Commission     	(I.R.S. Employer
	of incorporation)	File Number)    	Identification No.)

                      5453 W. 61st Place
                      Mission, Kansas
                      66205
          (Address of principal executives offices)
                     (Zip Code)

                     (913) 384-5700
         (Registrant's telephone number, including area code)


                     Not applicable
  (Former name or former address, if changed since last report)

Item 2          Disposition of Assets

 On August 27, 1997 foreclosure proceedings were instituted on behalf of the mortgage holder of the property known as, Foothills Village S.C. The property was subject to a first mortgage in the amount of $2,577,084 plus accrued interest of $19,063 and a second mortgage of $968,245 plus accrued interest of $86,077. The Fund's basis in the property at the time of foreclosure, net of depreciation and other items was approximately $3,565,000.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


			SECURED INVESTMENT RESOURCES FUND,L.P.
         		A Kansas Limited Partnership
			(Registrant)


			By:_______________________________________________
					James R. Hoyt
					as Individual General Partner

			Date:  December 4, 1998

			By:     Secured Investment Resources, Inc.
                                as Corporate General Partner


			By:_______________________________________________
					James R. Hoyt

			Date:  December 4, 1998